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                                 EXHIBIT 23(A)





                         CONSENT OF ARTHUR ANDERSEN LLP
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                                                                   EXHIBIT 23(A)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated January 18, 1995 included in the First United Bancshares, Inc. Form 10-K for the year ended December 31, 1994, into the Company's previously filed Registration Statement on Form S-8 (File No. 033-56387).



                              ARTHUR ANDERSEN LLP


Jackson, Mississippi
March 29, 1995.